UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8—K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 4, 2011
Penson Worldwide, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32878	75-2896356
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1700 Pacific Avenue, Suite 1400, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (214) 765-1100
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Financial Operations
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement.
     On August 4, 2011, Penson Worldwide, Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to its Second Amended and Restated Credit Agreement, dated as of May 6, 2010, with Regions Bank, as Administrative Agent, Swing Line Lender and Letter of Credit Issuer, the lenders party thereto and other parties thereto (the “Credit Agreement”). The Second Amendment, among other things, reduces the aggregate commitments under the Credit Agreement to $50,000,000, revises certain financial covenants, adjusts the timing of the clean down provisions of the Credit Agreement that require a periodic pay down of outstanding loans, and provides for prepayments, subject to certain conditions set forth in the Second Amendment, upon certain dispositions and certain increases in capital. The Second Amendment also amends certain other covenants to provide additional flexibility for the realization, by the Company and its subsidiaries, upon collateral held by the Company or its subsidiaries.
Item 2.02 Results of Financial Operations.
     Penson Worldwide, Inc. issued two press releases on August 4, 2011 reflecting earnings information for the quarter ended June 30, 2011 and a description of certain of the Company’s strategic initiatives.
     Pursuant to General Instruction B.2 of Form 8-K, the information contained in Item 2.02 of this Form 8-K and the accompanying exhibits reflecting the Company’s earnings information shall be deemed to be “furnished” and not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
     On August 4, 2011, Mr. Bryce B. Engel was appointed as the President and Chief Operating Officer of the Company. In this capacity, Mr. Engel’s responsibilities will include direct supervision of all of the Company’s operating subsidiaries and global technology. In addition, Mr. Engel was appointed to the Company’s Global Executive Committee. Prior to this appointment, Mr. Engel served as the Company’s EVP — International Operations since joining the Company in March, 2009.
     On August 4, 2011, Mr. C. William Yancey was also appointed to the Company’s Global Executive Committee. Mr. Yancey will continue as the President and Chief Executive Officer of the Company’s domestic securities clearing subsidiary, which position he has held since joining the Company in August, 2005.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release, dated August 4, 2011.

99.2	Press release, dated August 4, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSON WORLDWIDE, INC.
Date: August 4, 2011	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release, dated August 4, 2011.

99.2	Press release, dated August 4, 2011.